UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 22, 2004
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                               PTEK HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

                         000-27778                       59-3074176
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                 (Commission File Number)     (IRS Employer Identification No.)

      3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia           30326
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         (Address of Principal Executive Offices)                  (Zip Code)

                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure

         On September 22, 2004, PTEK Holdings, Inc. (the "Company") issued a press release announcing that the Company's Premiere Conferencing unit is providing integrated audio services for use with the IBM(R) Lotus(R) Instant Messaging and Web Conferencing Solution. Premiere Conferencing's audio service and industry-leading host control technology are integrated with the IBM
Lotus Web Conferencing solution. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information included or incorporated in this report, including
Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

Exhibit
No.       Description
--------  -----------
99.1 Press Release, dated September 22, 2004, announcing the integration of Premiere Conferencing's audio services with the IBM Lotus Web Conferencing solution.
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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PTEK HOLDINGS, INC.


Date:  September 22, 2004    By:  /s/ L. Scott Askins
                                  ---------------------------------------
                                         L. Scott Askins
                                         Senior Vice President - Legal, General
                                         Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit
No.       Description
-------   -----------
99.1 Press Release, dated September 22, 2004, announcing the integration of Premiere Conferencing's audio services with the IBM Lotus Web Conferencing solution.


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